Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 10 — INCOME TAXES

The Company recognizes deferred income tax assets, net of applicable reserves, related to net operating loss tax credit carryforwards and certain temporary differences.  The Company recognizes future tax benefits to the extent that realization of such benefit is more likely than not.  Otherwise, a valuation allowance is applied.

Income (loss) before income taxes for domestic and foreign operations consisted of the following:

	Year Ended December 31,
	2015	2014	2013
	(In thousands)
Domestic operations	$155,296	$(168,135)	$(444,891)
Foreign operations	(1,201,539)	579,021	507,081
	$(1,046,243)	$410,886	$62,190

The benefit (provision) for income taxes attributable to income (loss) before income taxes is as follows:

	Year Ended December 31,
	2015	2014	2013
Federal:	(In thousands)
Current	$(13,540)	$(10,448)	$3,532
Deferred (excluding separate components)	280,220	785,225	963,919
Deferred – operating loss carryforward	—	(277,453)	(305,760)
Deferred – valuation allowance	(247,867)	(815,851)	(634,190)
Other noncurrent	(590)	33,130	14,522
Benefit (provision) for federal income taxes	18,223	(285,397)	42,023
State:
Current	(1,840)	(2,214)	(1,812)
Deferred (excluding separate components)	(2,768)	4,338	4,056
Deferred – operating loss carryforward	(2,263)	531	393
Deferred – valuation allowance	(4,465)	412	(4,374)
Other noncurrent	7,153	(547)	879
Benefit (provision) for state income taxes	(4,183)	2,520	(858)
Foreign:
Current	(2,127)	(1,656)	(2,214)
Deferred (excluding separate components)	(5,832)	1,726	(70,440)
Deferred – operating loss carryforward	10,472	3,495	1,312
Deferred – valuation allowance	(9,959)	(4,396)	9,361
Provision for foreign income taxes	(7,446)	(831)	(61,981)
	$6,594	$(283,708)	$(20,816)

A reconciliation of the federal income tax statutory rate and the Company’s effective tax rate is as follows:

	Year Ended December 31,
	2015	2014	2013

Federal income tax statutory rate	35.0%	35.0%	35.0%
Foreign tax credit	63.7	(222.0)	(1,557.1)
Repatriation of foreign earnings	(32.0)	113.2	738.4
Foreign goodwill impairment	(49.1)	—	—
Federal valuation allowance	(23.7)	198.6	1,019.8
State income tax, net of federal benefit and valuation allowance	(0.2)	(0.4)	0.8
Settlements with taxing authorities	0.1	(7.6)	(23.5)
Macau deferred tax liability re-measurement	—	—	96.1
Foreign jurisdiction income/losses taxed at other than 35%	6.9	(49.1)	(281.8)
Tax credits	0.4	(1.0)	(13.1)
Permanent and other items	(0.5)	2.3	18.9
	0.6%	69.0%	33.5%

The major tax-effected components of the Company’s net deferred tax liability are as follows:

	December 31,
	2015	2014
Deferred tax assets – federal and state:	(In thousands)
Bad debt reserve	$42,133	$47,563
Deferred compensation	4,719	4,074
Net operating loss carryforward	20,084	21,555
Capital loss carryforward	2,827	—
Accruals, reserves and other	42,614	129,311
Investments in unconsolidated affiliates	198,594	236,528
Stock-based compensation	32,108	34,449
Tax credits	2,883,839	2,601,653
	3,226,918	3,075,133
Less: Valuation allowance	(2,736,972)	(2,498,299)
	489,946	576,834
Deferred tax assets – foreign:
Bad debt reserve	976	1,456
Net operating loss carryforward	69,800	59,329
Accruals, reserves and other	1,270	64
Property and equipment	2,837	10,687
	74,883	71,536
Less: Valuation allowance	(70,159)	(60,468)
	4,724	11,068
Total deferred tax assets	$494,670	$587,902
Deferred tax liabilities – federal and state:
Property and equipment	(2,536,724)	(2,549,866)
Long-term debt	(220,245)	(293,006)
Intangibles	(99,419)	(109,161)
	(2,856,388)	(2,952,033)
Deferred tax liabilities – foreign:
Intangibles	(318,858)	(319,871)
	(318,858)	(319,871)
Total deferred tax liability	$(3,175,246)	$(3,271,904)
Net deferred tax liability	$(2,680,576)	$(2,684,002)

Income generated from gaming operations of MGM Grand Paradise, which is wholly owned by MGM China, is exempted from Macau’s 12% complementary tax for the five-year period ending December 31, 2016, pursuant to approval from the Macau government in 2011.  Absent this exemption, “Net loss attributable to MGM Resorts International” would have increased by $25 million and $47 million for 2015 and 2014, respectively, and net loss per share (diluted) would have increased by $0.04 and $0.10 for 2015 and 2014, respectively.  The approval granted in 2011 represented the second five-year exemption period granted to MGM Grand Paradise.  The Company measures the net deferred tax liability of MGM Grand Paradise under the assumption that it will receive an additional five-year exemption beyond 2016.  Such assumption is based upon the granting of a third five-year exemption to competitors of MGM Grand Paradise.  While no assurance can be given, the Company believes MGM Grand Paradise should also be entitled to a third five-year exemption in order to ensure non-discriminatory treatment among gaming concessionaires and subconcessionaires, a requirement under Macanese law.  The net deferred tax liability of MGM Grand Paradise was re-measured during the first quarter of 2013 due to the extension of the amortization period of the Macau gaming subconcession in connection with the effectiveness of the Cotai land concession.  This resulted in an increase in the net deferred tax liability and a corresponding increase in provision for income taxes of $65 million in 2013.

Non-gaming operations remain subject to the Macau complementary tax.  MGM Grand Paradise had at December 31, 2015 a complementary tax net operating loss carryforward of $571 million resulting from non-gaming operations that will expire if not utilized against non-gaming income in years 2016 through 2018.

MGM Grand Paradise’s exemption from the Macau 12% complementary tax on gaming profits does not apply to dividend distributions of such profits to MGM China.  However, MGM Grand Paradise has entered into an agreement with the Macau government to settle the 12% complementary tax that would otherwise be due by its shareholder, MGM China, on distributions of its gaming profits by paying a flat annual payment (“annual fee arrangement”) regardless of the amount of distributable dividends.  Such annual fee arrangement is effective until December 31, 2016. MGM China is not subject to the complementary tax on distributions it receives during the covered period as a result of the annual fee arrangement. Annual payments of $2 million are required under the annual fee arrangement.  The $2 million annual payment for 2015 and 2014 was accrued and a corresponding provision for income taxes was recorded in each year.

The Company repatriated $304 million and $390 million of foreign earnings and profits in 2015 and 2014, respectively.  At December 31, 2015, there are approximately $178 million of unrepatriated foreign earnings and profits, all of which the Company anticipates will be repatriated without the incurrence of additional U.S. income tax expense.  Accordingly, no deferred tax liability has been recorded for those earnings.  Creditable foreign taxes associated with the repatriated earnings and profits increased the Company’s foreign tax credit carryover by $318 million and $782 million in 2015 and 2014, respectively.  Such foreign taxes consist of the Macau Special Gaming Tax, which the Company believes qualifies as a tax paid in lieu of an income tax that is creditable against U.S. income taxes.  The foreign tax credit carryovers expire as follows: $785 million in 2022; $976 million in 2023; $782 million in 2024; and $318 million in 2025. The foreign tax credit carryovers are subject to valuation allowance as described further below.

The Company has an alternative minimum tax credit carryforward of $23 million that will not expire.

For state income tax purposes, the Company has Illinois and New Jersey net operating loss carryforwards of $82 million and $207 million, respectively, which equates to deferred tax assets after federal tax effect and before valuation allowance, of $4 million and $12 million, respectively.  The Illinois net operating loss carryforwards will expire if not utilized by 2021 through 2026.  The New Jersey net operating loss carryforwards will expire if not utilized by 2029 through 2035.

As of December 31, 2015, the scheduled future reversal of existing U.S. federal taxable temporary differences exceeds the scheduled future reversal of existing U.S. federal deductible temporary differences. Consequently, the Company no longer applies a valuation allowance against its U.S. federal deferred tax assets other than the foreign tax credit deferred tax asset and a capital loss carryforward. The Company has recorded a valuation allowance of $2.7 billion against the $2.9 billion foreign tax credit deferred tax asset at December 31, 2015.  In addition, there is an $18 million valuation allowance, after federal effect, provided on certain state deferred tax assets, a valuation allowance of $3 million on a federal income tax capital loss carryforward, a valuation allowance of $69 million on certain Macau deferred tax assets, and a valuation allowance of $1 million on Hong Kong net operating losses because we believe these assets do not meet the “more likely than not” criteria for recognition.

The foreign tax credits are attributable to the Macau Special Gaming Tax which is 35% of gross gaming revenue in Macau.  Because MGM Grand Paradise is presently exempt from the Macau 12% complementary tax on gaming profits, the Company believes that payment of the Macau Special Gaming Tax qualifies as a tax paid in lieu of an income tax that is creditable against U.S. taxes. Although MGM Grand Paradise’s current five-year exemption from the Macau 12% complementary tax on gaming profits ends on December 31, 2016, the Company assumes that it will receive an additional five-year exemption beyond 2016 consistent with the assumption utilized for measurement of the net deferred tax liability of MGM Grand Paradise.  For all periods beyond December 31, 2021, the Company has assumed that MGM Grand Paradise will be paying the Macau 12% complementary tax on gaming profits and will thus not be able to credit the Macau Special Gaming Tax in such years, and has factored that assumption into its assessment of the realization of the foreign tax credit deferred tax asset.

Furthermore, the Company does not currently rely on future U.S. source operating income in assessing future foreign tax credit realization due to its recent history of cumulative losses in the U.S. and therefore only relies on U.S. federal taxable temporary differences that it expects will reverse during the 10-year foreign tax credit carryover period. However, due to improvements in its U.S. operations the Company has generated U.S. operating profits for the past four consecutive quarters.  Should these profits continue in future periods, the Company may during the next 12 months begin to utilize projections of future U.S. source operating income in its assessment of the realizability of its foreign tax credit deferred tax asset, which could result in a reduction in the valuation allowance and a corresponding reduction in the provision for income taxes in such period.  However, the exact timing and amount of reduction in the valuation allowance are subject to change on the basis of the level of profitability that the Company is able to actually achieve.

A reconciliation of the beginning and ending amounts of gross unrecognized tax benefits is as follows:

	Year Ended December 31,
	2015	2014	2013
	(In thousands)
Gross unrecognized tax benefits at January 1	$31,143	$106,246	$153,184
Gross increases - prior period tax positions	—	1,626	6,082
Gross decreases - prior period tax positions	(14,158)	(43,098)	(35,508)
Gross increases - current period tax positions	1,222	5,066	4,064
Settlements with taxing authorities	(2,408)	(38,697)	(21,576)
Lapse in Statutes of Limitations	(2,075)	—	—
Gross unrecognized tax benefits at December 31	$13,724	$31,143	$106,246

The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate was $8 million and $12 million at December 31, 2015 and 2014, respectively.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in income tax expense.  The Company accrued $4 million in interest related to unrecognized tax benefits at December 31, 2014.  There were no amounts accrued for interest related to unrecognized tax benefits at December 31, 2015.  No amounts were accrued for penalties as of either date.  Income tax expense for the years ended December 31, 2015, 2014 and 2013 includes interest benefit related to unrecognized tax benefits as follows: $4 million benefit in 2015, $13 million benefit in 2014 and $12 million benefit in 2013.

The Company files income tax returns in the U.S. federal jurisdiction, various state and local jurisdictions, and foreign jurisdictions, although the income taxes paid in foreign jurisdictions are not material.  As of December 31, 2015, the Company is no longer subject to examination of its U.S. consolidated federal income tax returns filed for years ended prior to 2010.  During 2015, the Company received final approval from the Joint Committee on Taxation of the results of the IRS examination of the 2009 tax year and agreed to all IRS adjustments to the 2010 and 2011 tax years of CityCenter Holdings, LLC, an unconsolidated affiliate treated as a partnership for income tax purposes. The Company received a refund of $16 million of taxes and associated interest in connection with the settlement of these examinations, which are now considered settled for financial accounting purposes. During 2014, the Company received final approval from the Joint Committee on Taxation of the results of the IRS examination of its consolidated federal income tax returns for the 2005 through 2009 tax years; the 2007 through 2008 tax years of CityCenter Holdings, LLC; the 2008 through 2009 tax years of MGM Grand Detroit, LLC, a subsidiary treated as a partnership for income tax purposes; and the 2005 through 2009 tax years of Marina District Development Holding Company, LLC an unconsolidated affiliate treated as a partnership for income tax purposes. These examinations are now considered settled for financial reporting purposes.  The Company previously deposited $30 million with the IRS to cover the expected cash taxes and interest resulting from the tentatively agreed adjustments for these examinations.

As of December 31, 2015, other than adjustments resulting from the federal income tax audits discussed above, the Company was no longer subject to examination of its various state and local tax returns filed for years ended prior to 2011. During 2015, the state of New Jersey completed its examination of Marina District Development Holding Company, LLC for the 2003 through 2009 tax years. All adjustments were agreed to by the members of Marina District Development Holding Company, LLC and the examination is now considered settled for financial accounting purposes.  The Company made a $1 million payment of tax and associated interest as a result of this settlement.  No other state or local income tax returns are currently under examination.

The Company does not anticipate that the total amounts of unrecognized tax benefits at December 31, 2015 will change materially within the next twelve months.